Muhlenkamp Fund
           Intelligent Investment Management

ANNUAL REPORT

December 31, 2000

Phone:  1-800-860-3863
E-mail:  fund@muhlenkamp.com
Web Site:  www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a free prospectus. Read it carefully before you invest.

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this Annual Report of your Fund.

The year 2000 was a rewarding one for your Fund with a total return of 25.30%. As the chart on page 4 shows, our performance exceeded that of the S&P for the one, three, five, and ten year periods. What we predicted would happen in 2000 did happen, and the returns reflect it. And of course, we continue to work on tax-efficiency.

Our expectations of a year ago, that fears of inflation would soon subside and that the enthusiasm for "hype" stocks would soon wane, are being fulfilled. The interest rates on long-term Treasuries peaked in January 2000 and the NASDAQ peaked in March. This has allowed the stocks we own to begin to reflect the values we described to you a year ago.

A recap:

Inflation remains under control.

The economy is slowing rapidly. For two years, professional economists have feared that the economy was growing too fast and would engender higher inflation (even though this theory was disproved 20 years ago). In response to these fears the Federal Reserve raised short-term interest rates from 4.75% to 6.50% in the period from mid-1999 through May 2000. The express purpose in raising rates was to slow the economy. They (and we) are now getting what they asked for.

The split in the stock market continues. One part, which we call the "hype" stocks, continues to dominate the media and public attention. Beginning with internet-based brokerage stocks in late 1998 a segment of the public discovered the "game of the stock market." Encouraged by Wall Street and the media, the focus of the game expanded to other Internet stocks, followed by telecom and biotech. By March 2000, the fad ran out of money and of new ideas - it has since collapsed. The plot of the NASDAQ in the chart below illustrates the ride.

DATE       NASDAQ       MUHLX       S&P 500
----       ------       -----       -------
 1/99         0%          0%           0%
 3/99         1%        -10%           0%
 6/99       +15%         +9%          +9%
 9/99       +15%         -2%           0%
12/99       +75%         +6%         +12%
 1/00       +64%         +5%          +9%
 3/00       +64%        +11%         +15%
 6/00       +65%        +16%         +15%
 9/00       +45%        +28%         +11%
12/00       +29%        +11%          +6%
 1/01       +29%        +12%          +5%

Meanwhile, the rest of the market acted as it usually does when interest rates are rising. In 1999, more stocks were down than up, even though corporate earnings were strong.

In January 2000, long-term Treasury Rates peaked, and have since fallen from 6.7% to 5.4%. As rates have come down, many stocks are doing well, led by financials and homebuilders. This pattern is similar to that of 1994-1995 and to that of prior slowdowns.

Of interest, the last two increases in short-term rates by the Fed occurred after long-term Treasury rates had already begun their decline, much as the Fed raised rates in February of 1995 after long-term rates peaked in November 1994.

Currently, the interesting question is whether the Fed is successful in engineering a soft landing and avoiding a hard landing or recession. The Greenspan Fed managed this feat in 1994-1995 after failing in 1990. We believe the Gulf War in 1990 damaged consumer confidence and turned a slowdown into a recession. We believe the uncertainty surrounding the Presidential election in 2000 damaged consumer confidence but not enough to give us a recession. Nevertheless, the question remains.

By lowering short-term rates by 1.2% on January 3, 2001, and again on January 30, the Fed has signaled that it will do what it can to make the landing soft. We note that the Fed has ample room to lower rates further. Current short-term rates are well above their normal level relative to inflation. And the strength of the dollar eliminates it as a constraint on Fed policy.

Furthermore, the new administration is pushing for a meaningful cut in taxes which would help the economy. Some fear that the proposed $1.6 trillion cut over 10 years is too big, but it's 1.4 of the projected budget surplus and, relative to GDP, 1.2 the Kennedy tax cut of the early 1960s. Also, if mortgage rates continue to fall, it will pay many homeowners to refinance their mortgage.

So we're expecting a soft landing, but recognize that it's not yet assured. We do think it's a good time to buy selected stocks. We'll continue to add good companies at reasonable prices as we monitor changes in the investment climate.

Sincerely,

/s/Ronald H. Muhlenkamp

Ronald H. Muhlenkamp
President
February 15, 2001

                         TOTAL RETURN %                 CUMULATIVE RETURN %
                  ----------------------------      --------------------------
 Period Ending    Muhlenkamp Fund      S&P 500      Muhlenkamp Fund    S&P 500
 -------------    ---------------      -------      ---------------    -------
   12/31/91             45.4             30.5             45.4           30.5
   12/31/92             15.8              7.6             68.4           40.4
   12/31/93             18.1             10.1             98.9           54.6
   12/31/94             (7.2)             1.3             84.6           56.6
   12/31/95             33.0             37.6            145.4          115.5
   12/31/96             30.0             23.0            219.0          164.9
   12/31/97             33.3             33.4            325.2          253.3
   12/31/98              3.2             28.6            338.9          354.3
   12/31/99             11.4             21.0            388.9          449.9
   12/31/00             25.3             (9.1)           512.6          399.8

                  A $10,000 INVESTMENT IN THE MUHLENKAMP FUND

              YEAR ENDING       MUHLENKAMP FUND      S&P 500 INDEX
              -----------       ---------------      -------------
                12/31/90            $10,000             $10,000
                12/31/91            $14,539             $13,047
                12/31/92            $16,836             $14,041
                12/31/93            $19,887             $15,457
                12/31/94            $18,457             $15,661
                12/31/95            $24,540             $21,546
                12/31/96            $31,898             $26,493
                12/31/97            $42,520             $35,331
                12/31/98            $43,889             $45,428
                12/31/99            $48,892             $54,986
                12/31/00            $61,262             $49,983

The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/90. Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                                (AS OF 12/31/00)

Muhlenkamp Fund                     One Year  Three Year  Five Year  Ten Year
---------------                     --------  ----------  ---------  --------
Return Before Taxes                  25.30%     12.94%      20.08%    19.87%
Return After Taxes
  on Distributions*<F1>              24.07%     12.39%      19.65%    19.44%
Return After Taxes on Distributions
  and Sale of Fund Shares*<F1>       16.34%     10.50%      16.93%    17.46%

S&P 500**<F2>                        (9.10%)    12.26%      18.33%    17.46%

  *<F1> After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
 **<F2> The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

Starting next year, the Securities and Exchange Commission will require mutual funds to present returns on an after tax basis. The Muhlenkamp Fund is providing these returns in the above table as a preview to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of our Fund.

                       See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                               DECEMBER 31, 2000

                                     ASSETS
INVESTMENTS, AT VALUE (Cost $185,377,445)                         $267,445,150
RECEIVABLE FOR FUND SHARES SOLD                                      2,357,125
DIVIDENDS RECEIVABLE                                                   109,322
INTEREST RECEIVABLE                                                     18,685
OTHER ASSETS                                                            24,691
                                                                  ------------
     Total assets                                                  269,954,973
                                                                  ------------

                                  LIABILITIES
OPTIONS WRITTEN, AT VALUE                                              612,000
  (Premiums received $807,273)
PAYABLE FOR SECURITIES PURCHASED                                       645,486
PAYABLE FOR FUND SHARES REDEEMED                                       830,135
PAYABLE TO ADVISOR                                                     207,911
ACCRUED EXPENSES AND OTHER LIABILITIES                                 273,598
                                                                  ------------
     Total liabilities                                               2,569,130
                                                                  ------------
NET ASSETS                                                        $267,385,843
                                                                  ------------
                                                                  ------------

                                   NET ASSETS
PAID IN CAPITAL                                                   $185,122,865
NET UNREALIZED APPRECIATION ON:
     Investments                                                    82,067,705
     Written options                                                   195,273
                                                                  ------------
NET ASSETS                                                        $267,385,843
                                                                  ------------
                                                                  ------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (unlimited number of shares authorized, $.001 par value)           5,458,654
NET ASSET VALUE PER SHARE                                         $      48.98
                                                                  ------------
                                                                  ------------

                       See notes to financial statements.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
   Dividends                                                       $ 1,784,966
   Interest                                                            450,973
                                                                   -----------
        Total investment income                                      2,235,939
                                                                   -----------

EXPENSES:
   Investment advisory fees                             2,094,161
   Shareholder servicing and accounting costs             455,524
   Reports to shareholders                                 54,928
   Federal & state registration fees                       43,370
   Custody fees                                            18,266
   Administration fees                                    126,537
   Directors' fees and expenses                             4,496
   Professional fees                                       17,644
   Other                                                   13,182
                                                       ----------
   Total operating expenses before expense reductions   2,828,108
   Expense reductions (see Note 7)                       (165,022)
                                                       ----------
        Net expenses                                                 2,663,086
                                                                   -----------
NET INVESTMENT LOSS                                                   (427,147)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain on:
     Investments                                       12,620,656
     Written options                                    1,446,957
                                                       ----------
     Net realized gain                                              14,067,613

   Change in unrealized appreciation (depreciation) on:
     Investments                                       30,060,718
     Written options                                    2,583,544
                                                       ----------
     Net unrealized gain                                            32,644,262
                                                                   -----------
   Net realized and unrealized gain on investments                  46,711,875
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $46,284,728
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                              YEAR ENDED         YEAR ENDED
                                          DECEMBER 31, 2000  DECEMBER 31, 1999
                                          -----------------  -----------------
OPERATIONS:
   Net investment loss                      $   (427,147)      $   (483,790)
   Net realized gain on investments sold
     and option contracts expired or closed   14,067,613          3,671,407
   Change in unrealized appreciation
     (depreciation) on investments and
     written options                          32,644,262         16,047,892
                                            ------------       ------------
        Net increase in net assets
          resulting from operations           46,284,728         19,235,509
                                            ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET REALIZED GAINS                    (11,901,530)        (3,428,553)
                                            ------------       ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                 111,885,044         54,891,294
   Proceeds from shares issued to holders
     in reinvestment of dividends             11,605,019          3,348,810
   Cost of shares redeemed                   (69,086,823)       (90,409,255)
                                            ------------       ------------
        Net increase (decrease) in net
          assets resulting from capital
          share transactions                  54,403,240        (32,169,151)
                                            ------------       ------------
        Total increase (decrease)
          in net assets                       88,786,438        (16,362,195)

NET ASSETS:
   Beginning of year                         178,599,405        194,961,600
                                            ------------       ------------
   End of year                              $267,385,843       $178,599,405
                                            ------------       ------------
                                            ------------       ------------

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------------------
                                                        2000           1999           1998           1997           1996
                                                       ------         ------         ------         ------         ------
NET ASSET VALUE, BEGINNING OF YEAR                    $  41.11       $  37.65       $  36.55       $  27.52       $  21.26
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                          (0.08)(1)<F3>  (0.11)(2)<F4>   0.08(2)<F4>    0.18(2)<F4>    0.14(2)<F4>
   Net realized and unrealized gains on investments      10.28           4.37           1.10           8.98           6.23
                                                      --------       --------       --------       --------       --------
   Total from investment operations                      10.20           4.26           1.18           9.16           6.37

LESS DISTRIBUTIONS:
   From net investment income                             0.00           0.00          (0.08)         (0.13)         (0.11)
   From net realized gains                               (2.33)         (0.80)          0.00           0.00           0.00
                                                      --------       --------       --------       --------       --------
   Total distributions                                   (2.33)         (0.80)         (0.08)         (0.13)         (0.11)
                                                      --------       --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                        $  48.98       $  41.11       $  37.65       $  36.55       $  27.52
                                                      --------       --------       --------       --------       --------
                                                      --------       --------       --------       --------       --------

TOTAL RETURN                                            25.30%         11.40%          3.22%         33.28%         29.96%

NET ASSETS, END OF PERIOD (in thousands)              $267,386       $178,599       $194,962       $125,461        $42,039
RATIO OF NET OPERATING EXPENSES
  TO AVERAGE NET ASSETS(3)<F5>                           1.28%          1.35%          1.32%          1.33%          1.54%
RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS                          (0.20%)        (0.26%)         0.21%          0.53%          0.58%
PORTFOLIO TURNOVER RATE                                 32.04%         14.52%         27.03%         13.89%         16.90%

(1)<F3> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)<F4> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each period.
(3)<F5> The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding these expense reductions for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, were 1.36%, 1.38%,
          1.36%, 1.44% and 1.56%, respectively (See Note 7).

                       See notes to financial statements.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000


NAME OF ISSUER OR TITLE OF ISSUE                      SHARES          VALUE
--------------------------------                      ------          -----
COMMON STOCK -- 98.0%+<F7>

AEROSPACE -- 1.0%+<F7>
        BE Aerospace, Inc.*<F6>                       152,600     $  2,441,600
        Teledyne Technologies Incorporated*<F6>         5,714          134,993
                                                                  ------------
                                                                     2,576,593
                                                                  ------------

AIRLINES -- 1.1%+<F7>
        AMR Corporation                                74,000        2,899,875
                                                                  ------------

APPLIANCES -- 1.7%+<F7>
        Salton, Inc.*<F6>                             214,200        4,431,263
                                                                  ------------

AUTOS AND RECREATIONAL VEHICLES -- 9.8%+<F7>
        Ford Motor Company                            365,795        8,573,320
        Monaco Coach Corporation*<F6>                  45,000          795,938
        National R.V. Holdings, Inc.*<F6>             183,750        2,124,609
        Polaris Industries Inc.                        76,500        3,040,875
        Superior Industries International, Inc.       198,180        6,255,056
        Visteon Corporation                           414,664        4,768,636
        Winnebago Industries, Inc.                     40,000          702,500
                                                                  ------------
                                                                    26,260,934
                                                                  ------------

BANKS -- 7.2%+<F7>
        Citigroup Inc.                                240,000       12,255,000
        Mellon Financial Corporation                  140,000        6,886,250
                                                                  ------------
                                                                    19,141,250
                                                                  ------------

BROKERAGE -- 7.9%+<F7>
        Merrill Lynch & Co., Inc.                     204,000       13,910,250
        Southwest Securities Group, Inc.#<F8>         275,057        7,117,100
                                                                  ------------
                                                                    21,027,350
                                                                  ------------

BUILDING PRODUCTS -- 5.7%+<F7>
        American Woodmark Corporation                 200,300        3,151,595
        Dal-Tile International Inc.*<F6>              248,300        3,522,756
        Masco Corporation                             100,000        2,568,750
        Texas Industries, Inc.                        201,900        6,057,000
                                                                  ------------
                                                                    15,300,101
                                                                  ------------

CAPITAL GOODS -- 2.1%+<F7>
        Graco Inc.                                    105,825        4,378,509
        IDEX Corporation                               41,250        1,366,406
                                                                  ------------
                                                                     5,744,915
                                                                  ------------

COMPUTER SERVICES -- 2.2%+<F7>
        Computer Associates International, Inc.       105,000        2,047,500
        iGATE Capital Corporation*<F6>                120,000          345,000
        International Business Machines Corporation    40,000        3,400,000
                                                                  ------------
                                                                     5,792,500
                                                                  ------------

ELECTRICAL -- 0.9%+<F7>
        The Lamson & Sessions Co.*<F6>                218,000        2,289,000
                                                                  ------------

FINANCE -- 8.5%+<F7>
        Fannie Mae                                     74,400        6,454,200
        Gabelli Asset Management Inc. - Class A*<F6>   32,200        1,068,637
        Morgan Stanley Dean Witter & Co.              163,000       12,917,750
        Washington Mutual, Inc.                        41,125        2,182,195
                                                                  ------------
                                                                    22,622,782
                                                                  ------------

FOOD DISTRIBUTORS -- 0.8%+<F7>
        SUPERVALU INC.                                160,000        2,220,000
                                                                  ------------

FURNITURE -- 2.8%+<F7>
        Stanley Furniture Company, Inc.*<F6>          310,900        7,500,462
                                                                  ------------

HOMEBUILDING -- 9.2%+<F7>
        Beazer Homes USA, Inc.*<F6>                   115,200        4,608,000
        Centex Corporation                             40,000        1,502,500
        Del Webb Corporation*<F6>                      22,500          658,125
        Meritage Corporation*<F6>                     168,500        6,234,500
        NVR, Inc.*<F6>                                 94,900       11,729,640
                                                                  ------------
                                                                    24,732,765
                                                                  ------------

INDUSTRIAL EQUIPMENT -- 0.7%+<F7>
        JLG Industries, Inc.                          118,100        1,254,813
        Parker-Hannifin Corporation                    13,501          595,732
                                                                  ------------
                                                                     1,850,545
                                                                  ------------

INSURANCE -- 6.7%+<F7>
        Conseco, Inc.#<F8>                            684,608        9,028,268
        Fidelity National Financial, Inc.             238,881        8,823,667
                                                                  ------------
                                                                    17,851,935
                                                                  ------------

MEDICAL -- 2.8%+<F7>
        D & K Healthcare Resources, Inc.*<F6>         150,300        2,038,444
        Orthodontic Centers of America, Inc.*<F6>     105,000        3,281,250
        Scios Inc.*<F6>                               100,000        2,306,250
                                                                  ------------
                                                                     7,625,944
                                                                  ------------

METAL -- 0.7%+<F7>
        Allegheny Technologies Incorporated            40,600          644,525
        RTI International Metals, Inc.*<F6>            78,400        1,122,100
                                                                  ------------
                                                                     1,766,625
                                                                  ------------

OILS, NATURAL GAS AND ENERGY RELATED -- 14.3%+<F7>
        Anadarko Petroleum Corporation                 45,500        3,234,140
        Calpine Corporation*<F6>                      292,000       13,158,250
        The Coastal Corporation                       115,000       10,155,938
        Conoco Inc. - Class A                         270,000        7,728,750
        Denbury Resources Inc.*<F6>                    70,000          770,000
        The Houston Exploration Company*<F6>           73,900        2,817,438
        OMNI Energy Services Corp.*<F6>               185,600          313,200
                                                                  ------------
                                                                    38,177,716
                                                                  ------------

TECHNOLOGY -- 7.2%+<F7>
        Applied Materials, Inc.*<F6>#<F8>              63,700        2,432,544
        ATMI, Inc.*<F6>                               356,700        6,955,650
        Citrix Systems, Inc.*<F6>                     300,000        6,750,000
        Intel Corporation                             106,000        3,186,625
                                                                  ------------
                                                                    19,324,819
                                                                  ------------

TELECOMMUNICATIONS -- 0.6%+<F7>
        Conductus, Inc.*<F6>                           80,700          423,675
        MasTec, Inc.*<F6>                              65,000        1,300,000
                                                                  ------------
                                                                     1,723,675
                                                                  ------------

TOBACCO -- 2.1%+<F7>
        Philip Morris Companies Inc.                  125,280        5,512,320
                                                                  ------------

TRANSPORTATION -- 1.8%+<F7>
        Arkansas Best Corporation*<F6>                270,000        4,944,375
                                                                  ------------

UNIT INVESTMENT TRUST -- 0.2%+<F7>
        Nasdaq-100 Shares*<F6>                         11,100          647,963
                                                                  ------------
            Total Common Stocks (Cost $180,472,484)                261,965,707
                                                                  ------------
                                               Principal Amount
                                               ----------------
CORPORATE BONDS -- 0.6%+<F7>
        General Motors Acceptance Corporation
          0.000%, 6/15/2015, principal only        $5,000,000        1,699,385
                                                                  ------------
            Total Corporate Bonds (Cost $1,124,903)                  1,699,385
                                                                  ------------

SHORT-TERM INVESTMENTS -- 1.4%+<F7>
MONEY MARKET MUTUAL FUNDS -- 1.4%+<F7>
        Firstar Stellar Treasury Fund               3,780,058        3,780,058
                                                                  ------------
            Total Short-Term Investments (Cost $3,780,058)           3,780,058
                                                                  ------------
TOTAL INVESTMENTS -- 100.0%+<F7>
  (Cost $185,377,445)                                             $267,445,150
                                                                  ------------
                                                                  ------------

  *<F6>   Non income producing security.
  +<F7> Investments are shown as a percentage of net assets at December 31, 2000.
  #<F8> All or a portion of the shares have been committed as collateral for written option contracts.

                       See notes to financial statements.

                          SCHEDULE OF OPTIONS WRITTEN
                               DECEMBER 31, 2000

                                                       CONTRACTS
                                                      (100 SHARES
UNDERLYING SECURITY/EXPIRATION DATE/EXERCISE PRICE:  PER CONTRACT)     VALUE
---------------------------------------------------  -------------     -----
CALL OPTIONS
   Applied Materials, Inc.
     Expiration January 2002, Exercise Price $60.00       100         $ 60,000

PUT OPTIONS
   Conseco, Inc.
     Expiration January 2002, Exercise Price $15.00       300          157,500
     Expiration January 2003, Exercise Price $15.00       300          180,000
   Southwest Securities Group, Inc.
     Expiration January 2002, Exercise Price $45.00       110          214,500
                                                                      --------

TOTAL OPTIONS WRITTEN
  (Premiums received $807,273)                                        $612,000
                                                                      --------
                                                                      --------

                       See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2000

1.   ORGANIZATION

The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

a. Investment Valuations -- Stocks and bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Securities and other assets for which market quotations are not readily available are valued at fair value as determined by procedures established by the Board of Trustees.

b. Investment Transactions and Related Investment Income -- Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

c. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal tax provision is required. In addition, the Fund will make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

d. Dividends and Distributions to Shareholders of Beneficial Interest -- Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

e. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

f.   Options Transactions -- The Fund may write put and call options only if it
     (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

     When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.
     If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

Muhlenkamp & Co., Inc. (the "Advisor"), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

4.   CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

                                              YEAR ENDED         YEAR ENDED
                                          DECEMBER 31, 2000   DECEMBER 31, 1999
                                          -----------------   -----------------
Shares outstanding, beginning of period       4,344,743           5,178,767
Shares sold                                   2,361,888           1,361,481
Shares issued to shareholders in reinvestment
  of dividends                                  256,976              84,183
Shares redeemed                              (1,504,953)         (2,279,688)
                                              ---------           ---------
Shares outstanding, end of period             5,458,654           4,344,743
                                              ---------           ---------
                                              ---------           ---------

5.   OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Muhlenkamp Fund during the year ended December 31, 2000, were as follows:

                                                       NUMBER OF     PREMIUMS
                                                       CONTRACTS     RECEIVED
                                                       ---------     --------
Options outstanding, beginning of period                 1,000     $   589,480
Options written                                          5,370       5,780,991
Options exercised                                         (889)       (469,521)
Options expired                                         (2,460)     (2,594,233)
Options closed                                          (2,211)     (2,499,444)
                                                        ------     -----------
Options outstanding, end of period                         810     $   807,273
                                                        ------     -----------
                                                        ------     -----------

6.   INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2000 were as follows:

              PURCHASES                                SALES
     ---------------------------           ----------------------------
     U.S. GOVERNMENT       OTHER           U.S. GOVERNMENT        OTHER
     ---------------       -----           ---------------        -----
           $0           $105,334,315          $3,099,102       $62,231,061

The components of the net unrealized appreciation in the value of the investments held at December 31, 2000 for both financial reporting and tax purposes are as follows:

Gross unrealized appreciation of investments              $104,040,406
Gross unrealized depreciation of investments               (21,972,701)
                                                          ------------
Net unrealized appreciation of investments                $ 82,067,705
                                                          ------------
                                                          ------------

At December 31, 2000, the cost of investments for federal income tax purposes was $185,377,445.

7.   EXPENSE REDUCTIONS

The Fund has a directed business arrangement with Capital Institution Services, Inc. ("CIS"). Upon the purchase and/or sale of investment securities at best price and execution, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurements, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. For the year endedDecember 31, 2000, the Fund's expenses were reduced $83,632 by utilizing directed brokerage credits resulting in a decrease in the expense ratio being charged to shareholders of 0.04%. In accordance with Securities and Exchange Commission requirements, such amount is required to be shown as an expense and has been included in each of the expenses in the Statement of Operations.

Beginning in 2000, expenses are also reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the year endedDecember 31, 2000, the Fund's expenses were reduced $81,390 by utilizing minimum account maintenance fees, resulting in a decrease in the expense ratio being charged to shareholders of 0.04%.

8.   INCOME TAX INFORMATION

The Fund hereby designates the following amounts as long-term capital gain distributions for purposes of the dividends paid deduction.

      Capital Gains Taxed at 20%          $11,902,750 (Unaudited)

9.   RECENT FINANCIAL REPORTING PRONOUNCEMENT

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities using the interest method. Upon initial adoption, as of January 1, 2001, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of its investments (but not their market value) by approximately $537,000. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have increased by approximately $0.02 per share (0.06% of average net assets), and realized and unrealized gains per share would have decreased by the same amount.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Muhlenkamp Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and of options written, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Muhlenkamp Fund (constituting of the Wexford Trust hereafter referred to as the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund for the year ended December 31, 1999 and each of the preceding periods presented were audited by other independent accountants, whose report dated January 31, 2000 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 9, 2001

                               INVESTMENT ADVISOR
                           Muhlenkamp & Company, Inc.
                              12300 Perry Highway
                               Wexford, PA  15090

                        ADMINISTRATOR AND TRANSFER AGENT
                       Firstar Mutual Fund Services, LLC
                             615 E. Michigan Street
                              Milwaukee, WI  53202

                                   CUSTODIAN
                               Firstar Bank, N.A.
                               425 Walnut Street
                             Cincinnati, OH  45201

                                    AUDITORS
                           PricewaterhouseCoopers LLP
                            100 E. Wisconsin Avenue
                              Milwaukee, WI  53202